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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


       Date of Report (date of earliest event reported): June 29, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)



              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

           2503 SOUTH HANLEY ROAD
            ST. LOUIS, MISSOURI                            63144
 (Address of principal executive offices)                (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)



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ITEM 9.           REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company has appointed three new directors to serve on its Board of Directors and that one of its directors has announced his intention not to stand for reelection at the Company's 2004 annual stockholders' meeting. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

                                  *   *   *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 29, 2004

                                        K-V PHARMACEUTICAL COMPANY


                                        By:      /s/ RICHARD H. CHIBNALL
                                           ------------------------------------
                                           Richard H. Chibnall
                                           Vice President, Finance



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